                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event report)     November 12, 1997
                                                      --------------------

     The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       -------------------------
            (Exact name of registrant as specified in its charter)


     New Jersey                333-20817-10              Applied For
     ----------                ------------              -----------

     State or other        (Commission               (IRS Employer
     jurisdiction of       File Number)              ID Number)
     incorporation)


     2840  Morris  Avenue, Union, New Jersey 07083
     ------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                            (908) 686-2000
                                                     --------------
                                    n/a
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5          Other Events
                ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 12, 1997 Remittance Date.

Item 7          Financial Statements and Exhibits
                ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.



                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      -------------------------
                                                              Harry Puglisi
                                                                Treasurer


          Dated:     November 30,1997

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1997-1
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE NOVEMBER 12, 1997 DETERMINATION DATE.

1.   AGGREGATE AMOUNT RECEIVED                              $ 5,461,439.29

     LESS: SERVICE FEE                                           51,020.89
           CONTINGENCY FEE                                       51,020.89
           OTHER SERVICER FEES (Late Charges/Escrow)             12,388.84
           UNREIMBURSED MONTHLY ADVANCES                              0.00
                                                            --------------

                                                                114,430.62

     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                    0.00
           PRE-FUNDING ACCOUNT TRANSFER                         188,509.75
           CAPITALIZED INTEREST ACCOUNT TRANSFER                      0.00
                                                            --------------

                                                                188,509.75
     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                          0.00

                                                            --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                        5,535,518.42
                                                            ==============

2.   (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE               111,354,502.28

     (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE                64,708,000.00

     (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE                49,602,000.00

     (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE                29,710,000.00

     (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE                17,391,000.00

     (F) ORIGINAL CLASS B PRINCIPAL BALANCE                  23,913,000.00


3.   PRINCIPAL DISTRIBUTION AMOUNTS:                          3,864,828.69
     CLASS A-1                                                        0.00
     CLASS A-2                                                        0.00
     CLASS A-3                                                        0.00
     CLASS M-1                                                        0.00
     CLASS M-2                                                        0.00
     CLASS B

TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                         3,864,828.69

4.   (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                   0.00
         CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                   0.00
         CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                   0.00
         AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                 0.00

     (B) CLASS A REALIZED LOSS AMOUNT                                     0.00
         CLASS M REALIZED LOSS AMOUNT                                     0.00
         CLASS B REALIZED LOSS AMOUNT                                     0.00
         AGGREGATE REALIZED LOSS AMOUNT                                   0.00

5.   AVAILABLE MAXIMUM SUBORDINATION AMOUNT                       7,604,173.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                       1,402,374.15
     # OF LOANS                                                            224

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                 350,348.57

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                 827,481.64

9.   AMOUNT OF INTEREST RECEIVED                                  2,865,130.10

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                        0.00

     (B) AMOUNT OF COMPENSATING INTEREST                                393.67

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                   2,999.87

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT          595,746.59
      (B) PRINCIPAL DISTRIBUTION AMOUNT        3,864,828.69
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                           4,460,575.28

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT          349,423.20
      (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                             349,423.20

     CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT          276,117.80
      (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                             276,117.80

 CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            1,221,287.59
    (B) PRINCIPAL DISTRIBUTION AMOUNT           3,864,828.69
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS A REMITTANCE AMOUNT                             5,086,116.28

 CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              175,412.79
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                             175,412.79

 CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              109,200.99
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                             109,200.99

 CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              284,613.78
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M REMITTANCE AMOUNT                               284,613.78

 CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              149,954.44
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS B REMITTANCE AMOUNT                               149,954.44

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            1,655,855.80
    (B) PRINCIPAL DISTRIBUTION AMOUNT           3,864,828.69
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL REMITTANCE AMOUNT                                     5,520,684.49

14. (A) REIMBURSABLE AMOUNT (I-22)
    (B) GP REMITTANCE AMOUNT PAYABLE                                   0.00
                                                                        0.00


15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    107,489,673.59

        (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        64,708,000.00

        (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        49,602,000.00

        (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        29,710,000.00

        (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        17,391,000.00

        (F) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        23,913,000.00

        (G) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                       292,813,673.59

16. TRIGGER EVENT CALCULATION                                                                                   TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1) (i) DOES NOT EXCEED 50% OF (ii)
        (i) SIXTY-DAY DELINQUENCY RATIO                                                0.67%
        (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                     6.97%            9.57%        YES

    (2) BOTH (A) AND (B)

        (A) EITHER (X) OR (Y)
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 9%           OR                                                0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00                 2,999.87        NO

        (B) EITHER (X) OR (Y)
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 15%           OR                                               0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES                                     2,999.87        NO                 NO

    (3) (i) IS GREATER THAN 75% OF (ii)

      (i)  PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                        272,765,502.28
      (ii) PRINCIPAL BALANCE AS OF THE END O                                 297,851,224.66            91.58%        YES

                                                                                                                -----------------
                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                        YES
                                                                                                                -----------------

17. CUMULATIVE REALIZED LOSSES                                               2,999.87    TEST SATISFIED

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                       0.00

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                           51,020.89         YES

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                         51,020.89

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE            14,833.93

     (D) FHA PREMIUM ACCOUNT                                                 3,900.88
                                                                                              YES
20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

       (A) SECTION 5.04 (b)                                                      0.00
       (B) SECTION 5.04 (c)                                                      0.00         YES
       (C) SECTION 5.04 (d)(ii)                                                  0.00
       (D) SECTION 5.04 (e)                                                      0.00
       (E) SECTION 5.04 (f)(i)                                             102,041.78

21.  CLASS A-1 POOL FACTOR (I-5):
     CURRENT CLASS A-1 PRINCIPAL BALANCE                107,489,673.59     1.13266252
     ORIGINAL CLASS A-1 PRINCIPAL BALANCE                94,900,000.00

     CLASS A-2 POOL FACTOR (I-5):
     CURRENT CLASS A-2 PRINCIPAL BALANCE                 64,708,000.00     1.04705502
     ORIGINAL CLASS A-2 PRINCIPAL BALANCE                61,800,000.00

     CLASS A-3 POOL FACTOR (I-5):
     CURRENT CLASS A-3 PRINCIPAL BALANCE                 49,602,000.00     1.79230352
     ORIGINAL CLASS A-3 PRINCIPAL BALANCE                27,675,000.00

     CLASS M-1 POOL FACTOR (I-5):
     CURRENT CLASS M-1 PRINCIPAL BALANCE                 29,710,000.00     0.89690566
     ORIGINAL CLASS M-1 PRINCIPAL BALANCE                33,125,000.00

     CLASS M-2 POOL FACTOR (I-5):
     CURRENT CLASS M-2 PRINCIPAL BALANCE                 17,391,000.00     0.92752000
     ORIGINAL CLASS M-2 PRINCIPAL BALANCE                18,750,000.00

     CLASS B POOL FACTOR (I-5):
     CURRENT CLASS B-1 PRINCIPAL BALANCE                 23,913,000.00     1.73912727
     ORIGINAL CLASS B-2 PRINCIPAL BALANCE                13,750,000.00

     POOL  FACTOR:
     CURRENT POOL PRINCIPAL BALANCE                     292,813,673.59     1.17125469
     ORIGINAL POOL  PRINCIPAL BALANCE                   250,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                         14.012%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                           15.562%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
            CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
            ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                        6.761%

                                                                -----------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                08/31/97        09/30/97       10/31/97
                                                                -----------------------------------------------
                                                                     13.000%         14.015%        14.012%

23.  (A) SENIOR PERCENTAGE                                                               100.00%

     (B) CLASS B PERCENTAGE                                                                0.00%

24.  (A) SPREAD AMOUNT                                                             5,037,551.07

     (B) SPECIFIED SUBORDINATED AMOUNT                                            24,250,000.00

25.  (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                              0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                              0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                              0.00

     (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                               0.00
         UNPAID CLASS M REALIZED LOSS AMOUNT                                               0.00
         UNPAID CLASS B REALIZED LOSS AMOUNT                                               0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                  1,284,624.33

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
          FOR THE DUE PERIOD                                                           3,900.88
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)             15,053.26

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                                             0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                        30,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                                    0.00

 31. CLAIMS PAID DURING THE PERIOD                                                         0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                   0.00

 34. OTHER INFORMATION                                                                      N/A

                                            EXHIBIT O
                         REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997

RESIDENTIAL    OUTSTANDING      #
TRUST          DOLLARS          ACCOUNTS    RANGES               AMOUNT          NO          PCT
1997-I          $239,981,337.18   18,177     1 TO 29 DAYS      26,523,550.66      1,992      11.05%
                                             30 TO 59 DAYS      3,364,152.61        413       1.40%
                                             60 TO 89 DAYS      1,600,243.59        173       0.67%
                                             90 AND OVER          779,809.42         87       0.32%

                                            FORECLOSURE                 0.00          0       0.00%
                                            REO PROPERTY                0.00          0       0.00%

                                            TOTALS            $32,267,756.28      2,665      13.45%
                                                              ============== ========== ==========

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE               CLASS A-1          CLASS A-2            CLASS A-3         CLASS M-1
----------------------------------------------------------------------------------------------
(ii)                      1,173.39            1,047.06            1,792.30              896.91

(vi)                         14.78                0.00                0.00                0.00

(vii)                         3.69                0.00                0.00                0.00

(viii)                        8.72                0.00                0.00                0.00


(xiii)  (a)                   6.28                5.65                9.98                5.30
        (b)                  40.73                0.00                0.00                0.00
        (c)                   0.00                0.00                0.00                0.00
        (d)                   0.00                0.00                0.00                0.00


(xv)                      1,132.66            1,047.06            1,792.30              896.91


(xxxv)                        0.00                0.00                0.00                0.00

SUBCLAUSE                               CLASS M-2                                CLASS B
---------                          --------------------                    -------------------
(ii)                                            927.52                                1,739.13

(vi)                                              0.00                                    0.00

(vii)                                             0.00                                    0.00

(viii)                                            0.00                                    0.00


(xiii)  (a)                                       5.82                                   10.91
        (b)                                       0.00                                    0.00
        (c)                                       0.00                                    0.00
        (d)                                       0.00                                    0.00

(xv)                                            927.52                                1,739.13

(xxxv)                                            0.00                                    0.00